SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Bradley Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[LOGO] BRADLEY PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be Held on August 13, 2003

To our Stockholders:

You are cordially invited to attend our Annual Meeting of Stockholders, which will be held on Wednesday, August 13, 2003 at 9:30 a.m., Eastern Daylight Saving Time, at 383 Route 46 West, Fairfield, New Jersey 07004, Telephone (973) 882-1505. At the meeting, the Stockholders will act on the following matters:

1.	To elect eight directors, three by the holders of the Common Stock voting separately as a class, and five by the holders of the Class B Common Stock voting separately as a class, to serve until the next Annual Meeting of Stockholders; and
2.	To consider and act upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

Only Stockholders of record of our Common Stock and Class B Common Stock at the close of business on June 27, 2003 shall be entitled to receive notice of, and to vote at, the meeting and any adjournment(s) thereof. A Proxy, a Proxy Statement and Annual Report are enclosed herewith.

If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope to make sure that your shares are represented at the meeting. In the event you decide to attend the meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person, provided you have acceptable proof of ownership.

By Order of the Board of Directors,

/s/ Daniel Glassman
DANIEL GLASSMAN Chairman and CEO

Dated: July 7, 2003

YOUR VOTE IS IMPORTANT. IF YOU DO NOT PLAN TO ATTEND
THE MEETING, PLEASE VOTE. YOU MAY VOTE BY INTERNET OR BY COMPLETING,
DATING, SIGNING AND RETURNING THE ACCOMPANYING PROXY IN THE
ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

TABLE OF CONTENTS

About the Meeting	1
Proposal One: Election of Directors	4
Certain Board Information	6
Committees of the Board	6
Security Ownership of Certain Beneficial Owners	7
Executive Compensation	10
Summary Compensation	10
Option Grants in 2002	12
Aggregated Option Exercises in 2002 and Option Values at December 31, 2002	13
Equity Compensation Plan Information	14
Employment Contracts and Termination of Employment and Change-in-Control Arrangements	14
Other Compensation Plans	14
Compensation of Directors	14
Compensation Committee Report	15
Section 16(a) Beneficial Ownership Reporting Compliance	16
Related Party Transactions	16
Compensation Committee Interlocks and Insider Participation	16
Comparative Stock Performance	17
Independent Public Accountants	17
Report of the Audit Committee	18
Annual Report	18
Stockholder Proposals	19
Miscellaneous	19
Annex A — Audit Committee Charter

[LOGO] BRADLEY PHARMACEUTICALS, INC.
383 Route 46 West Fairfield New Jersey, 07004

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS To Be Held on August 13, 2003

ABOUT THE MEETING

When and where will the meeting be held?

The Annual Meeting of Stockholders of Bradley Pharmaceuticals, Inc. (the “Company”) will be held at 9:30 a.m., Eastern Daylight Saving Time, on August 13, 2003, at 383 Route 46 West, Fairfield, New Jersey 07004, Telephone (973) 882-1505 and at any adjournment thereof (the “2003 Annual Meeting”).

What is the purpose of the 2003 Annual Meeting?

You will be asked to consider and vote upon the election of eight directors, three by the holders of the Common Stock voting separately as a class and, five by the holders of the Class B Common Stock voting separately as a class, to serve until the next Annual Meeting of Stockholders. The Board of Directors is not aware of any other matters to be presented for action at the 2003 Annual Meeting. However, if other matters are presented for a vote, the proxies will be voted for these matters in accordance with the judgment of the persons acting under the proxies.

When will this Proxy Statement be sent to Stockholders?

This Proxy Statement is first being sent to Stockholders on or about July 7, 2003. A copy of the Company’s Annual Report, containing financial statements for the year ended December 31, 2002, has also been enclosed in the same mailing with this Proxy Statement.

Who is entitled to vote?

Only Stockholders of record at the close of business on Friday, June 27, 2003, the record date for the meeting (the “Record Date”), are entitled to receive notice of and to participate in the 2003 Annual Meeting. If you were a Stockholder of record on that date, you will be entitled to vote all of the shares that you owned on that date.

Who is soliciting my vote?

Your vote is being solicited by and on behalf of the Company’s Board of Directors.

Who pays for the solicitation of my vote?

The Company pays the costs of soliciting your vote, including the costs of mailing.

How will my vote be solicited?

Proxies will be solicited by the use of the mails and may also be solicited personally, or by telephone, telecopy or telegram, by directors, officers and employees of the Company. No directors, officers or employees of the Company will receive additional compensation for soliciting proxies.

The Company will (i) request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries as record holders to forward the solicitation materials to the beneficial owners of the Company’s common stock, (ii) furnish the number of copies necessary for such record holders to supply the materials to the beneficial holders and (iii) reimburse the reasonable forwarding expenses incurred by these record holders.

How many votes can be cast by the holders of our Common Stock and Class B Common Stock?

On June 27, 2003, the Record Date, there were 10,217,961 shares of the Company’s Common Stock and 429,752 shares of the Company’s Class B Common Stock outstanding. The holders of Common Stock and Class B Common Stock are generally entitled to one vote and five votes, respectively, for each share held on the Record Date, but with respect to the election of Directors, so long as there are at least 325,000 shares of Class B Common Stock issued and outstanding, holders of Class B Common Stock, voting separately as a class, are entitled to elect a majority of the directors and holders of Common Stock, voting separately as a class, are entitled to elect the balance of the directors.

How many votes must be present to hold the meeting?

A quorum of each of the Common Stock and Class B Common Stock must be present. A “quorum” is a majority (more than half) of the outstanding shares eligible to vote. They may be present at the meeting or represented by proxy. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the 2003 Annual Meeting, but will not be counted for purposes of calculating a plurality. If a quorum of each of the Common Stock and Class B Common Stock is not present at the 2003 Annual Meeting, it may be adjourned from time to time until such quorum is present or represented by proxy.

How many votes are required for the election of Directors?

The affirmative vote of a plurality of the shares of the Company’s Common Stock or Class B Common Stock, as the case may be, represented in person or by properly executed proxy is required to approve the election of the Company’s nominees for election by such shares of stock. At the 2003 Annual Meeting, the holders of Common Stock are entitled to elect three directors and the holders of Class B Common Stock are entitled to elect five directors.

How many votes are required for other matters that may properly come before the meeting?

The affirmative vote of a majority in voting interest of the Company’s Common Stock and Class B Common Stock, voting together as a class, present or represented and entitled to vote is required for all other business that may properly come before the 2003 Annual Meeting or any adjournments.

How do I vote?

You can vote either in person at the 2003 Annual Meeting or by proxy without attending the 2003 Annual Meeting. To vote by proxy, you must either:

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•	fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope; or
•	vote by internet (instructions are included with the enclosed proxy card).

What if I return my proxy card and don’t vote on a matter listed on it?

If you return a proxy card without indicating your vote, your shares will be voted For the director nominees listed on the card and will be voted in the discretion of the persons named in the proxy on any other matters that may be properly brought before the meeting.

Can I change my vote?

Yes. Just send in a new proxy card with a later date, cast a new vote by internet, or send a written notice of revocation to the Company’s Secretary at the address on the cover page of this Proxy Statement. If you attend the 2003 Annual Meeting and want to vote in person, you can request that your previously submitted proxy not be used. If your shares are held through a broker, bank or other institution in “street name”, you will need to obtain a proxy form from the institution that holds your shares.

How are the votes counted?

The votes are counted as received by an automated system administered by ADP Investor Services. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the existence of a quorum. Abstentions are counted in tabulations of the votes cast on proposals presented to Stockholders and will have the effect of a vote against proposals, other than the election of directors. Broker non-votes will not be counted for purposes of determining whether the proposals have been approved and will not be counted as votes for or against such proposal. A broker non-vote occurs when a nominee holding shares for a beneficial owner expressly does not vote on a particular matter because the nominee does not have discretionary voting power with respect to the matter and has not received instructions from the beneficial owner.

Where can I find voting results for the 2003 Annual Meeting?

The voting results will be published in the Company’s Form 10-Q for the quarter ending September 30, 2003. The Form 10-Q will be filed with the Securities and Exchange Commission on or before November 15, 2003.

Can I access the Company’s proxy materials and annual report electronically?

This Proxy Statement and the Company’s Annual Report on Form 10-K are available on our internet website at www.bradpharm.com.

What is “householding” and how does it affect me?

The Securities and Exchange Commission recently adopted a new rule concerning the delivery of annual reports and proxy statements. It permits us, with your permission, to send a single set of these proxy materials to any household at which two or more Stockholders reside if we believe they are members of the same family. A separate proxy card would still be mailed to each Stockholder at the same address. This rule is called “householding” and its purpose is to help reduce printing and mailing costs of proxy materials. To date, the Company has not instituted this procedure, but may do so in the future.

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A limited number of brokerage firms have instituted householding. If you and members of your household have multiple accounts holding shares of the Company’s Common Stock or Class B Common Stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of this Proxy Statement or Annual Report, or wish to revoke your decision to household. These options are available to you at any time.

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Company’s Bylaws provide that the Company’s Board of Directors shall consist of such number of directors as shall be determined by the Board of Directors from time to time, which number is currently set at eight.

The Company’s Certificate of Incorporation provides that the holders of such Common Stock and Class B Common Stock are entitled to one vote and five votes, respectively, for each share held on such Record Date, but with respect to the election of Directors, so long as there are at least 325,000 shares of Class B Common Stock issued and outstanding (which there were as of the Record Date), holders of Class B Common Stock, voting separately as a class, are entitled to elect a majority of the directors and holders of Common Stock, voting separately as a class, are entitled to elect the balance of the directors. Thus, the holders of the Class B Common Stock are entitled to elect five of the directors and the holders of the Common Stock are entitled to elect three of the directors by a plurality of the shares of stock of such securities present in person or by proxy at the 2003 Annual Meeting, assuming a quorum is present. A quorum of the Common Stock and a quorum of the Class B Common Stock each require the presence in person or by proxy of a majority of the outstanding shares of such class.

At the 2003 Annual Meeting, eight directors are to be elected to serve until the next Annual Meeting of Stockholders. Three directors are to be elected by the holders of the Common Stock, voting separately as a class, and five directors are to be elected by the holders of the Class B Common Stock, voting separately as a class. Unless otherwise specified, all proxies received will be voted in favor of the election of the nominees of the Board of Directors named below as directors of the Company for each respective class of Stock. All of the nominees are presently directors of the Company, with two directors added in June 2003 to the recently expanded Board of Directors. The term of the current directors expires at the 2003 Annual Meeting. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), proxies solicited hereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees selected by the Board of Directors. Assuming a quorum is present with respect to each of the Common Stock and Class B Common Stock, a vote of a majority of the shares of Common Stock present, in person or by proxy, at the 2003 Annual Meeting, is required to elect the nominees for election by the holders of Common Stock as directors and a vote of a majority of the shares of Class B Common Stock present, in person or by proxy, at the 2003 Annual Meeting, is required to elect the nominees for election by the holders of Class B Common Stock as directors.

Nominees for Election by the Holders of Common Stock

Steven Kriegsman

Steven Kriegsman, age 61, has served as one of our directors since June 2003. Mr. Kriegsman is President of The Kriegsman Group, a firm founded by Mr. Kriegsman in 1992 specializing in the development of alternative sources of equity capital for emerging growth healthcare companies. In addition, since July 2002, Mr. Kriegsman has served as Chief Executive Officer and a director of CytRx Corporation (Nasdaq: CYTR), a biopharmaceutical company. Mr. Kriegsman has also served as a director of Authentidate Holding Corp. (Nasdaq: ADAT), an information technology company, since 1997. Mr. Kriegsman holds a B.S. in Accounting from New York University and completed the Executive Program in Mergers and

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Acquisitions at New York University, The Management Institute.

Bruce Simpson

Bruce Simpson, age 61, has served as our Secretary since June 2000 and one of our directors since January 2000. Since August 1999, Mr. Simpson has headed a private consulting firm, B.W. Simpson & Associates, that specializes in marketing and business development in the healthcare industry. Prior to founding his own healthcare consulting firm, from July 1998 to July 1999, Mr. Simpson was President of Genpharm, Inc. and subsequently the President and CEO of Medeva Pharmaceuticals. Previous to those positions, Mr. Simpson served in the capacity of Vice President of Sales & Marketing, and Executive Vice President of Ethical Pharmaceuticals, for Fisons Corporation. Mr. Simpson received an M.B.A. from the University of Hartford. He has been affiliated with the American Academy of Allergy and was a Board Member of Menley & James Pharmaceuticals.

Alan Wolin, Ph.D.

Alan Wolin, Ph.D., age 70, has served as one of our directors since May 1997. Since 1988, Dr. Wolin has served as an independent consultant to various companies in the food, drug and cosmetic industries. Prior to 1987, Dr. Wolin served M&M/Mars, the world’s largest candy company, in various capacities, including Director of Consumer Quality Assurance and Quality Coordination. In his capacity as Director of Consumer Quality Assurance and Quality Coordination, Dr. Wolin was responsible for ensuring consumer quality and addressing public health issues relating to M&M/Mars’ products.

Nominees for Election by the Holders of Class B Common Stock

Michael Bernstein

Michael Bernstein, age 43, has served as one of our Directors and the Chairman of the Audit Committee since January 2003. Mr. Bernstein, who holds the position of Managing Director for Geller and Company’s Emerging Business Group as of 2001, brings 21 years of experience with middle market growth companies. Mr. Bernstein was a partner with Grant Thornton from 1991 to 2001 and held the positions of U.S. Resident Partner in the United Kingdom, International Practice Partner, Audit Department Head, and Partner-in-charge of Grant Thornton’s National Technology Industry Practice. He is a frequent speaker at venture and other financial conferences and a published author. Mr. Bernstein is a member of the Association for Corporate Growth, the New York Media Association, the American Institute of Certified Public Accountants, the New York Society of Certified Public Accountants, and the New Jersey Society of Certified Public Accountants.

C. Ralph Daniel, III, M.D.

C. Ralph Daniel, III, M.D., age 51, has served as one of our directors since June 2003. Since 1981, Dr. Daniel has been in private practice and a member of the clinical staff at the University of Mississippi Medical Center, Jackson, MS. As of 1991, Dr. Daniel held the position of Clinical Professor of Dermatology at that institution. Dr. Daniel has served in numerous leadership positions in the American Academy of Dermatology, including as a member of the editorial board of the Journal of the AAD and the Bioterrorism Task Force. Dr. Daniel is author or co-author of over 100 publications, among which are dermatology texts, book chapters and articles. Dr. Daniel holds an M.D. from the University of Mississippi.

Andre Fedida, M.D.

Andre Fedida, M.D., age 47, has served as one of our directors since May 2002. Dr. Fedida is a

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doctor of internal medicine currently practicing in Newark, New Jersey. He is also currently on faculty as Assistant Professor of Medicine at Seton Hall University and Saint Michael’s Medical Center. Dr. Fedida received his B.S. from City University of New York at Queens College and received his M.D. from Saint George University. Dr. Fedida performed his internship, residency and Fellowship at Saint Michael’s Medical Center in Newark, New Jersey. Dr. Fedida is a member of the American Medical Association, American College of Physicians, American College of Gastroenterology and the American Society of Gastrointestinal Endoscopy.

Daniel Glassman

Daniel Glassman, age 60, is our founder and has served as our Chairman of the Board and Chief Executive Officer since the Company’s inception in January 1985. Mr. Glassman has also served as our President since February 1991. Mr. Glassman, a registered pharmacist, is also Chairman of the Board of Medimetrik, Inc. (formerly Banyan Communications Group, Inc.), a communications company founded by Mr. Glassman. Mr. Glassman has had a 35 year career in the pharmaceutical industry, including executive managerial positions with companies and major specialty advertising agencies serving the largest pharmaceutical companies. Mr. Glassman is also Chairman of the Board, President and Chief Executive Officer of Doak Dermatologics, Inc., Bradley Pharmaceuticals (Canada), Inc. and Bradley Pharmaceuticals, Overseas, Ltd., Inc., our subsidiaries. In 1995, Mr. Glassman was awarded the Ernst & Young LLP Entrepreneur of the Year in New Jersey.

Iris Glassman

Iris Glassman, age 60, has served as our Treasurer since the Company’s inception in 1985. Mrs. Glassman, the spouse of Mr. Daniel Glassman, has also served as one of our directors since January 1985. Mrs. Glassman has over 20 years of diversified administrative and financial management experience.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE.

Certain Board Information

During the year ended December 31, 2002, there were four (4) meetings of the Board of Directors. All directors attended at least 75% of these meetings and the meetings of the Committees of the Board of which they were members. The Board has an Audit Committee and a Compensation Committee, but does not have a nominating committee.

Committees of the Board

Audit Committee. The Audit Committee is comprised of directors that are independent of the management of the Company and independent of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of their independent judgment as members of the Audit Committee. The Audit Committee’s responsibilities include overseeing the adequacy and effectiveness of systems and controls in place to reasonably assure the fair presentation of the Company’s financial statements; appointing, dismissing, overseeing the qualifications and performance of and determining the compensation paid to the external auditors; reviewing and approving the scope of audits and related fees; interfacing directly with the external auditors in executive sessions and otherwise; monitoring compliance with legal and regulatory requirements; and reviewing and setting internal policies and procedures regarding audits, accounting and other financial controls. The current charter of the Audit Committee, which is included

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as Annex A, provides a detailed description of its responsibilities. During fiscal year 2002, the Audit Committee held six regular meetings. The members of the Audit Committee are Mr. Bernstein (Chair), Dr. Fedida, and Dr. Wolin.

Compensation Committee. The Compensation Committee’s responsibilities include approving and evaluating the compensation of directors and officers; establishing strategies and compensation policies and programs for employees of the Company to provide incentives for delivery of value to the Company’s Stockholders, establishing policies to hire and retain senior executives, with the objective of aligning the compensation of senior management with the business of the Company and the interests of the Company’s Stockholders; and ensuring that the compensation policies of the Company meet or exceed all legal and regulatory requirements and any other requirements imposed on the Company by the Board. Except for Mr. and Mrs. Glassman, the Compensation Committee is comprised of directors that are independent of the management of the Company. During fiscal year 2002, the Compensation Committee held one regular meeting. The members of the Compensation Committee are Mr. Glassman, Mrs. Glassman, and Dr. Wolin.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 30, 2003, regarding the ownership of our common stock and Class B common stock by (i) each director, (ii) the executive officers named in the Summary Compensation Table set forth elsewhere in this document, (iii) each beneficial owner of more than five percent of common stock and Class B common stock known by us and (iv) all directors and executive officers, as a group, and the percentage of outstanding shares of common stock and Class B common stock beneficially held by them on that date.

Since each share of Class B common stock may be converted at any time by the holder into one share of common stock, the beneficial ownership rules promulgated under the Securities Exchange Act of 1934, as amended, require that all shares of common stock issuable upon the conversion of Class B common stock by any stockholder be included in determining the number of shares and percentage of common stock held by such stockholder.

	Amount and Nature of Beneficial Owner(1)(2)		Percent of Class(2)

Name of Address of Beneficial Owner	Common Stock	Class B Common Stock	Common Stock	Class B Common Stock

Daniel Glassman	1,355,252(3)	392,469(4)	11.5%	91.3%

Michael Bernstein	-0-	-0-	*	*

C. Ralph Daniel, III, M.D.	-0-	-0-	*	*

Andre Fedida, M.D.	1,250(5)	-0-	*	*

Iris Glassman	250,673(6)	16,403(7)	2.1%	3.8%

Steven Kriegsman	-0-	-0-	*	*

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	Amount and Nature of Beneficial Owner(1)(2)		Percent of Class(2)

Name of Address of Beneficial Owner	Common Stock	Class B Common Stock	Common Stock	Class B Common Stock

Steven Kriegsman	-0-	-0-	*	*

Bruce Simpson	2,606(8)	-0-	*	*

Alan Wolin, Ph.D.	75,441(9)	-0-	*	*

Dileep Bhagwat, Ph.D.	12,727(10)	-0-	*	*

Robert Corbo	6,677	-0-	*	*

Bradley Glassman	106,357(11)	20,880	*	4.9%

Gene Goldberg	56,837(12)	-0-	*	*

Anthony Griffo	12,472(13)	-0-	*	*

R. Brent Lenczycki	49,426(14)	-0-	*	*

H. Jurgen van den Woldenberg, Ph.D.	396	-0-	*	*

All executive officers and Directors as a group (13 Persons)	1,930,114(15)	429,752(4)(6)	16.4%	100%

*	Represents less than one percent

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(1)	Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them.
(2)	Each named person and all executive officers and directors, as a group, are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of options, warrants or exchange or conversion rights. Accordingly, the number of shares and percentage set forth opposite each stockholder’s name under the columns Common Stock includes shares of common stock issuable upon exercise of presently exercisable warrants and stock options and shares of common stock issuable upon conversion of shares of Class B common stock. The shares of common stock so issuable upon such exercise, exchange or conversion by any such stockholder are not included in calculating the number of shares or percentage of common stock beneficially owned by any other stockholder.
(3)	Includes 392,469 shares issuable upon conversion of a like number of shares of Class B common stock. Of these shares, 61,698 shares are owned indirectly by Mr. Glassman through affiliates and 813,589 shares underlie presently exercisable options owned by Mr. Glassman. Mr. Glassman’s affiliates have disclaimed beneficial ownership over all of these shares. Mr. Glassman disclaims beneficial ownership over shares and options owned by his spouse, Iris Glassman.
(4)	Includes 25,738 shares owned indirectly by Mr. Glassman through affiliates. Mr. Glassman’s affiliates have disclaimed beneficial ownership over these shares. Does not include 16,403 shares beneficially owned by Iris Glassman, Mr. Glassman’s spouse.
(5)	Includes 1,250 shares underlying presently exercisable options.
(6)	Includes 16,403 shares issuable upon conversion of a like number of shares of Class B common stock, 4,000 shares owned indirectly by Mrs. Glassman through affiliates, 27,100 shares owned indirectly by Mrs. Glassman as trustee for her children’s and grandchildren’s trusts and 150,878 shares underlying presently exercisable options, and 12,600 shares underlying presently exercisable options which are indirect beneficial ownership by Mrs. Glassman’s children (excluding Bradley Glassman). Mrs. Glassman disclaims beneficial ownership over all shares beneficially owned by her husband, Daniel Glassman.
(7)	Mrs. Glassman disclaims beneficial ownership over all shares of Class B common stock beneficially owned by her spouse, Daniel Glassman.
(8)	Includes 2,000 shares underlying presently exercisable options.
(9)	Includes 20,300 shares underlying presently exercisable options.
(10)	Includes 8,000 shares underlying presently exercisable options.
(11)	Includes 20,880 shares issuable upon conversion of a like number of shares of Class B common stock. Of these shares 26,000 shares underlie presently exercisable options.
(12)	Includes 41,296 shares underlying presently exercisable options.
(13)	Includes 1,600 shares underlying presently exercisable options.

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(14)	Includes 36,000 shares underlying presently exercisable options.
(15)	See footnotes 3, 5, 6, 8, 9, 10, 11, 12, 13 and 14

EXECUTIVE COMPENSATION

The following table shows all of our cash compensation paid, as well as certain other compensation paid or accrued during the years ended December 31, 2002, 2001 and 2000, to Daniel Glassman, President and Chief Executive Officer and four other highest paid executive officers. There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during 2002 to the executive officers named in the following table, except as set forth below:

Summary Compensation Table

	Annual Compensation			Long-Term Compensation Awards

Name and Principal Position	Year	Salary	Bonus	No. of Shares Underlying Options(1)

Daniel Glassman	2002	$285,300	$218,800	315,000(2)
President and	2001	$237,900	$209,000	68,833(3)
Chief Executive Officer	2000	$192,500	$130,900	359,589(4)

Dileep Bhagwat, Ph.D.	2002	$134,900	$48,300	-0-
Vice President	2001	$125,300	$50,600	2,630(5)
Research and Development	2000	$115,100	$30,300	-0-

Bradley Glassman	2002	$146,200	$56,300	-0-
Vice President	2001	$121,000	$52,300	64,631(6)
Sales and Marketing	2000	$98,000	$29,540	18,000(7)

Gene Goldberg	2002	$172,000	$79,500	18,000(8)
Senior Vice President	2001	$152,400	$79,900	12,199(9)
Marketing and Business	2000	$149,200	$58,740	-0-
Planning

R. Brent Lenczycki	2002	$119,600	$46,800	-0-
Vice President	2001	$100,200	$42,400	79,417(10)
Chief Financial Officer	2000	$84,500	$26,100	-0-

(1)	All of these options are exercisable into shares of common stock.
(2)	These options are exercisable after March 22, 2003, 2004, and 2005 for 105,000, 105,000 and 105,000 shares, respectively, at an exercise price of $13.126 per share, 110% of the fair market value for shares of common stock on the date of the grant. These options will expire on March 21, 2007.

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(3)	Of these shares, 25,000 underlie options granted on February 23, 2001. These options are exercisable on the grant date with an exercise price of $2.17 per share, 110% of the fair market value for shares of common stock on the date of the grant. These options will expire on February 22, 2006. An additional 12,554 underlie options granted on July 9, 2001. These options are exercisable after July 9, 2003, at an exercise price of $10.58 per share. These options will expire on July 8, 2006. The remaining 31,279 shares underlie options granted on July 9, 2001. These options are exercisable anytime prior to July 9, 2003 at an exercise price of $8.81 per share and will expire on July 8, 2004.
(4)	Of these shares, 18,000 underlie options granted on September 12, 2000 to replace a like number of options previously granted to Mr. Glassman, which expired by their terms. These options are exercisable after September 12, 2001, 2002, 2003 for 6,000, 6,000 and 6,000 shares, respectively, at an exercise price of $1.41 per share, 110% of the fair market value for shares of common stock on the date of the grant. These options will expire on September 11, 2005. The remaining 341,589 shares underlie options granted on December 15,2000 to replace like number of options previously granted to Mr. Glassman, which expired by their terms. These options are exercisable immediately at an exercise price of $1.44 per share, 110% of the fair market value for shares of common stock on the date of grant. These options will expire on December 4, 2005.
(5)	Of these shares, 753 underlie options granted on July 9, 2001. These options are exercisable after July 9, 2003, at an exercise price of $10.58 per share and will expire on July 8, 2006. The remaining 1,877 shares underlie options granted on July 9, 2001. These options are exercisable anytime prior to July 9, 2003 at an exercise price of $8.81 per share and will expire on July 8, 2004.
(6)	Of these shares, 60,000 underlie options granted on July 9, 2001. These options are exercisable after July 9, 2002, 2003, 2004 for 20,000, 20,000 and 20,000 shares, respectively, at an exercise price of $7.05 per share, the fair market value for shares of common stock on the date of the grant. These options will expire on July 8, 2011. An additional 1,326 underlie options granted on July 9, 2001. These options are exercisable after July 9, 2003, at an exercise price of $10.58 per share. These options will expire on July 8, 2006. The remaining 3,305 shares underlie options granted on July 9, 2001. These options are exercisable anytime prior to July 9, 2003 at an exercise price of $8.81 per share and will expire on July 8, 2004.
(7)	These options are exercisable after December 8, 2001, 2002, 2003 for 6,000, 6,000 and 6,000 shares, respectively, at an exercise price of $1.38 per share, the fair market value for shares of common stock on the date of the grant. These options will expire on December 8, 2010.
(8)	These options are exercisable after July 26, 2002 and June 23, 2003 for 9,000 and 9,000 shares, respectively, at an exercise price of $9.32 per share, the fair market value for shares of common stock on the date of the grant. These options will expire on July 25, 2012.
(9)	Of these shares, 3,494 underlie options granted on July 9, 2001. These options are exercisable after July 9, 2003, at an exercise price of $10.58 per share and will expire on July 8, 2006. The remaining 8,705 shares underlie options granted on July 9, 2001. These options are exercisable anytime prior to July 9, 2003 at an exercise price of $8.81 per share and will expire on July 8, 2004.

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(10)	Of these shares, 15,000 underlie options granted on March 30, 2001. These options are exercisable after March 30, 2002, 2003, 2004 for 5,000, 5,000 and 5,000 shares, respectively, at an exercise price of $2.00 per share, the fair market value for shares of common stock on the date of the grant. These options will expire on March 30, 2011. An additional 60,000 underlie options granted on July 9, 2001. These options are exercisable after July 9, 2002, 2003, 2004 for 20,000, 20,000 and 20,000 shares, respectively, at an exercise price of $7.05 per share, the fair market value for shares of common stock on the date of grant. These options will expire on July 8, 2011. An additional 1,265 underlie options granted on July 9, 2001. These options are exercisable after July 9, 2003, at an exercise price of $10.58 per share. These options will expire on July 8, 2006. The remaining 3,152 shares underlie options granted on July 9, 2001. These options are exercisable anytime prior to July 9, 2003 at an exercise price of $8.81 per share and will expire on July 8, 2004.

We have no defined benefit or defined contribution retirement plans other than the 401(k) Plan established under Section 401(k) of the Internal Revenue Code of 1986, as amended. Contributions to the 401(k) plan are voluntary and all employees are eligible to participate. The 401(k) plan permits the Company to match employee contributions, and the Company makes matching contributions, at 25% of the first 6% of gross pay that each employee contributes to the plan.

Stock Options

Bradley’s stock option plans provide for the grant of stock options to key employees and key consultants. Options may be either incentive stock options or non-qualified stock options. The plans are administered by the Stock Option and Compensation Committee appointed by the Board of Directors.

The following table sets forth information concerning outstanding options to purchase shares of our common stock granted by us, to during 2002, our executive officers listed in the Summary Compensation Table above. Neither options to purchase shares of Class B common stock nor stock appreciation rights were granted by us during 2002. The exercise prices for all options reported below are not less than 100% of the per share market prices for common stock on their dates of grant.

Option Grants in 2002

					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation (1)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in 2002	Exercise or Base Price ($/Sh)	Expiration Date	0% ($)	5% ($)	10% ($)
Daniel Glassman	315,000	64.22%	13.126	03/21/07	-0-	662,700	1,918,900

Dileep Bhagwat, Ph.D.	-0-	0%	N/A	N/A	N/A	N/A	N/A

Bradley Glassman	-0-	0%	N/A	N/A	N/A	N/A	N/A

Gene Goldberg	18,000	3.67%	9.32	07/25/12	-0-	105,500	267,400

R. Brent Lenczycki	-0-	0%	N/A	N/A	N/A	N/A	N/A

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(1)	The potential realizable value portion of the table illustrates amounts that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded annual rates of stock price appreciation over the scheduled life of the options. This table does not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting schedules. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the SEC and are not intended to forecast possible future appreciation, if any, of our stock price. The column indicating 0% appreciation is included to reflect the fact that a zero percent gain in stock price appreciation from the market price of the common stock on the date of grant will result in zero dollars for the optionee. No gain to the optionees is possible without an increase in stock price, which will benefit all Stockholders commensurately. Dollar amounts shown are not discounted to present value.

Options issued typically vest over 3 years and have expiration dates ten years after issuance for employees and five years for board members and employees that have over 10% ownership.

The following table presents the value, on an aggregate basis, as of December 31, 2002, of outstanding stock options held and the stock options exercised during the fiscal 2002 by our executive officers listed in the Summary Compensation Table above.

Aggregated Option Exercises in 2002 and Year-End Option Values

	Number of Shares		Number of Securities Underlying Unexercised Options at Year-End		Value of Unexercised In-the- Money Options at Year-End(2)
Name	Acquired on Exercise	Value Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Daniel Glassman	-0-	-0-	733,589	364,833	$8,490,663	$232,479

Dileep Bhagwat	4,000	$81,145	8,000	2,630	$95,490	$9,766

Bradley Glassman	15,000	$286,594	26,000	50,631	$189,530	$326,326

Gene Goldberg	2,400	$21,510	51,296	21,199	$523,980	$78,685

R. Brent Lenczycki	-0-	-0-	31,000	54,417	$239,805	$365,901

(1)	Value realized is calculated based on the closing price of the common stock of the underlying shares on the date of exercise, minus the exercise price and assumes the sale of all the underlying shares.
(2)	Value of unexercised in-the-money options is calculated based on the market value of the underlying shares, minus the exercise price and assumes the sale of all the underlying shares on December 31, 2002, at a price of $13.03, which was the closing price of the common stock on that date.

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Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by security holders	1,786,123	$ 5.44	1,879,038

Equity compensation plans not approved by security holders	-0-	N/A	-0-

Total	1,786,123	$ 5.44	1,879,038

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

We do not have any employment contracts or termination of employment or change-in-control arrangements with any of our executive officers.

Other Compensations Plans

In 1998, we initiated the Stern Stewart EVA® Financial Management System. EVA®, Economic Value Added, is defined as essentially net income less a charge for the capital that is employed in the business. Based upon the change in EVA® from the current year to the previous year, a portion of the change in profitability is distributed to all our employees. All bonuses distributed to executive officers listed in the Summary Compensation Table above were based upon the EVA® Financial Management System.

Compensation of Directors

Directors who are not officers or employees receive a director’s fee of $750 for each meeting of the Board of Directors, or a committee thereof, attended by such director, plus out-of-pocket costs. Chairman of the Audit Committee receives $1,000 per month. Directors who are also officers or employees receive no additional compensation for their services as directors.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee is responsible for the oversight of the compensation of our executive officers and administration of our stock option plans. Our executive officers’ compensation is composed of salary, stock options and cash bonuses. Daniel Glassman, our Chairman and Chief Executive Officer, recommends the annual salary and any cash bonus for each executive officer other than himself. The Compensation Committee approves Daniel Glassman’s annual salary and stock option distributions. In the case of an increase in salary or bonus to other executive officers, Mr. Glassman approves the increase. Mr. Glassman applies the largely subjective and non-quantitative criteria discussed below in evaluating compensation and has not assigned any particular numerical weight to these factors. The salary of an executive officer is determined by the significance of the position to our company, individual experience, talents and expertise, tenure with our company, cumulative contribution to our company’s success, individual performance as it relates to effort and achievement of progress toward particular objectives for the executive officer and to Bradley’s immediate and long-term goals, and information gathered as to comparable companies in the same industry as the Company. Due to Bradley’s phase of growth and development, in addition to its goal of increasing profitability, other elements of performance that are used in structuring executive compensation levels are increases in revenues, new product introductions, progress in research and development, raising new capital if necessary, strategic alliances, customer service values, cost-effective operation and the personal commitment to Bradley’s ideals and mission. This committee believes the compensation of our executive officers is generally comparable to the range of compensation data obtained when we gathered data as to comparable companies. However, this belief should be considered in light of the facts that the elements of compensation of such comparable companies are not necessarily directly comparable to those of our company. The amount awarded to a particular executive officer is based upon Bradley’s overall performance as described above, individual performance, the particular executive officer’s base salary level, and overall equity and fairness.

We grant stock options to our executive officers to link the interests and risks of our executive officers with those of our Stockholders. The executive officers granted options receive value as the price of our stock increases. We base our decisions on Bradley’s performance and the individual’s performance as discussed above, base salary and bonus levels, the amount of prior option grants, length of service, and overall equity and fairness.

For fiscal 2002, Daniel Glassman, Chairman of the Board and Chief Executive Officer, received an annual salary of $285,300, was paid a bonus of $218,800 under EVA® Financial Management System, and was granted options to purchase 315,000 shares of common stock in fiscal 2002 (at an exercise price of $13.126 per share, which was the fair market value of Bradley shares on the date the options were granted). We made these decisions based upon a subjective analysis of his contributions to Bradley’s improved performance in the most recent fiscal year, and the above noted criteria. The committee did not assign any particular numerical weight to any of these matters.

March 28, 2003	Compensation Committee Daniel Glassman Iris Glassman Alan Wolin, Ph.D.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company for 2002 pursuant to Rule 16a-3(e) of the Securities Exchange Act of 1934, as amended, and written representations from reporting persons that all required reports had been filed, the Company believes that all reporting persons filed the required reports on a timely basis.

RELATED PARTY TRANSACTIONS

We have a number of related party transactions, all of which we believe are on terms no less favorable to us than we could have obtained from unaffiliated third parties.

During the years ended December 31, 2002, 2001 and 2000, we received administrative support services (consisting principally of mailing, copying, financial services, data processing and other office services) which were charged to operations from Medimetrik, Inc. (formerly Banyan Communications Group, Inc.), an affiliate, in the amount of $109,329, $167,377 and $215,190, respectively. Daniel Glassman, our Chairman of the Board of Directors, Chief Executive Officer and President, and Iris Glassman, an executive officer, a member of our Board of Directors and spouse of Daniel Glassman, are majority owners of Medimetrik, Inc. Medimetrik, Inc. is a privately held entity that is principally engaged in the business of market research services.

During 2003 and 2002, the Company leased 24,000 square feet of office and warehouse space at 383 Route 46 West, Fairfield, New Jersey, pursuant to a lease expiring on January 31, 2008 with a limited liability company owned by Daniel and Iris Glassman. During 2001 and 2000, we leased 14,100 square feet of office and warehouse space at this location. Rent expense, including our proportionate share of real estate taxes, was approximately $132,237 for the three months ended March 31, 2003 and $349,000, $223,000 and $225,000 for the years ended December 31, 2002, 2001 and 2000, respectively. We are currently evaluating whether this lease involves a variable interest entity that we may be required to include in our consolidated financial statements beginning July 1, 2003.

On January 3, 2000, we advanced $100,000 to Daniel Glassman, pursuant to a promissory note bearing interest at 8.25% per annum. The accrued interest and principal was due in full, three years from the execution date, except that fifty percent of all future bonus payments would be applied first to accrued interest, then to principal. On January 1, 2002, Mr. Glassman owed $71,420 in principal and interest from this promissory note. During March 2002, Mr. Glassman paid the remaining outstanding principal and interest in full.

Bruce Simpson and Steven Kriegsman, Directors of the Company, provide consulting services to us with respect to marketing, sales and corporate development. Mr. Simpson’s related consultant expense was approximately $24,000, $34,000 and $8,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

Compensation Committee Interlocks and Insider Participation

Daniel and Iris Glassman serve as members of our Compensation Committee.

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COMPARATIVE STOCK PERFORMANCE

The Comparative Stock Performance graph below compares the cumulative Stockholder return on the Common Stock of the Company for the period from December 31, 1997 through the year ended December 31, 2002 with the cumulative total return on (i) the Total Return Index for the Nasdaq Stock market (U.S. Companies) (the “Nasdaq Composite Index”), and (ii) the Nasdaq Pharmaceutical Index (assuming the investment of $100 in the Company’s Common Stock, the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index on December 31, 1997 and reinvestment of all dividends). Measurement points are on the last trading day of the Company’s years ended December 31, 1997, 1998, 1999, 2000, 2001 and 2002.

[The following information was depicted as a line graph in the printed material]

	1	2	3	4	5	6

Bradley Pharmaceuticals, Inc.	100	59.38	54.69	70.31	1037.5	651.5

Nasdaq Composite Index	100	141	261.98	157.58	125.03	86.38

Nasdaq Pharmaceutical Index	100	126.94	239.39	298.55	254.43	164.31

INDEPENDENT PUBLIC ACCOUNTANTS

Grant Thornton LLP served as the Company’s independent public accountants for the fiscal year ended December 31, 2002 and have been appointed to examine the Company’s consolidated financial statements for the fiscal year ending December 31, 2003. A representative of Grant Thornton LLP is expected to be present at the Meeting, will have an opportunity to make a statement if he desires to do so and is expected to respond to appropriate questions. For the fiscal years ended years ended December 31, 2002 and 2001, professional services were performed by Grant Thornton LLP. Fees paid for those years were as follows:

	2002	2001
Audit Fees	$ 239,000	$ 135,000
Audit Related Fees	25,000	-0-

Total Audit and Audit Related Fees	264,000	135,000
Tax Fees	49,000	203,000
All Other Fees	-0-	-0-

Total Fees	$ 313,000	$ 338,000

Audit Fees. This category includes the audit of the Company’s consolidated financial statements, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, SEC registration statements and comfort letters.

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Audit Related Fees. The services for fees under this category include other accounting advice and employee benefit plan audits.

Tax Fees. These fees relate to the preparation and review of tax returns, tax planning and tax advisory services.

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Bradley Pharmaceuticals, Inc.:

We are responsible for appointing or discharging the independent certified public accountants and confirming the independence of the accountants to the Board of Directors. It is also our responsibility for reviewing and approving the scope of the planned audit, the results of the audit and the accountants’ compensation for performing such audit; reviewing the Company’s audited financial statements; reviewing the Company’s internal accounting controls and discussing such controls with the independent accountants; and conducting other activities as specified in our written charter.

We adopted a written charter, a copy of which is attached to this year’s proxy statement as Annex A.

In connection with the audit of the Company’s financial statements for the year ended December 31, 2002, we met with representatives from Grant Thornton LLP, the Company’s independent certified public accountants as required by Statements on Auditing Standards 61 and 90. In addition, we have reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2002.

Specifically, we have discussed with the independent certified public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication With Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. In connection with the Company’s quarterly and year ended 2002 financial statements, there were six (6) meetings with the independent certified public accountants and management. All audit committee members attended at least 75% of these meetings.

We have received the written disclosures and the letter from the independent certified public accountants required by Independence Standard No. 1, Independence Discussions With Audit Committees, as amended, by the Independence Standards Board, and have discussed with the public accountants the accountants’ independence.

Based on the review and discussion referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

Michael Bernstein Andre Fedida, M.D. Alan Wolin, Ph.D.

ANNUAL REPORT

All Stockholders of record of the Company as of the Record Date are concurrently being sent a copy of the Company’s Annual Report to Stockholders for 2002. This Annual Report contains certified financial statements of the Company for the years ended December 31, 2002, 2001 and 2000.

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The Company will provide without charge to each beneficial holder of its Common Stock and Class B Common Stock as of the Record Date, on the written request of any such person, a copy of the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2002, as filed with the Securities and Exchange Commission. Any such request should be made in writing to Bradley Pharmaceuticals, Inc., 383 Route 46 West, Fairfield, New Jersey 07004-2402, Attention: Corporate Secretary.

STOCKHOLDER PROPOSALS

Stockholder proposals must be received by March 9, 2004 in order to be considered for inclusion in proxy materials distributed in connection with the next Annual Meeting of Stockholders.

MISCELLANEOUS

As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matter to be brought before the 2003 Annual Meeting. However, if any other matters not mentioned in the Proxy Statement are properly brought before the 2003 Annual Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment.

All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees of the Company (who will receive no compensation therefore in addition to their regular remuneration) may solicit the return of proxies by telephone, telecopy, telegram or personal interview. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

A list of Stockholders of record entitled to be present and vote at the 2003 Annual Meeting will be available at the offices of the Company in Fairfield, New Jersey for inspection by Stockholders during regular business hours from July 18, 2003 to the date of the 2003 Annual Meeting. The list will also be available during the 2003 Annual Meeting for inspection by Stockholders who are present.

It is important that proxies be returned promptly. Stockholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

By Order of the Board of Directors,

/s/ Daniel Glassman
DANIEL GLASSMAN Chairman and CEO

July 7, 2003

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Annex A

AUDIT COMMITTEE CHARTER

Organization

There shall be a committee appointed by the Board of Directors of Bradley Pharmaceuticals, Inc. (“the Company”) of not less than (3) three members of the Board of Directors or as otherwise dictated by applicable regulatory bodies to be known as the audit committee. The audit committee shall be composed of directors who are independent of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. This charter governs the operations of the audit committee.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their responsibility to the Stockholders, potential Stockholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation, the systems of internal accounting and financial controls, and the annual independent audit. In so doing, it is the responsibility of the audit committee to maintain free and open means of communications between the board of directors, the independent auditors, and the management of the corporation. In discharging its responsibilities, the committee is empowered to investigate any matters brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. It is not the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company’s internal procedures.

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the board of directors and Stockholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee shall:

•	Have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the audit committee, as representatives of the Board and the Company’s Stockholders. The

committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.
•	Discuss with the auditors their independence from management and the Company, including matters in the written disclosures required by the Independence Standards Board, consider the compatibility of nonaudit services with the auditors’ independence and pre-approve all audit and non-audit services (unless de minimus). Annually, the committee shall review and select the Company’s independent auditors and approve the compensation of the independent auditors.
•	Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review the results of such audit, including any comments or recommendations of the independent auditors.
•	Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and solicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed control or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to internal policies and procedures.
•	Review the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.
•	Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the corporation’s financial, and accounting auditing personnel, and the cooperation that the independent auditors received during the course of the audit.
•	Review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to Stockholders if distributed prior to the filing of the Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.
•	Review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

2

•	Review accounting and financial human resources and succession planning within the company.
•	Review with the independent auditors critical accounting policies and practices, alternative accounting treatments and other material written communications between management and the independent auditors.
•	Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.
•	Comply with all applicable regulatory bodies that dictate requirements of corporate audit committees.
•	Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company’s accounting, internal controls and auditing matters.

3

ANNUAL MEETING OF SHAREHOLDERS OF

[LOGO] BRADLEY PHARMACEUTICALS, INC.

COMMON STOCK

August 13, 2003

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

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1.	ELECTION OF DIRECTORS:

HOLDERS OF COMMON STOCK NOMINEES:
[ ]	FOR ALL NOMINEES	[ ] BRUCE SIMPSON [ ] ALAN WOLIN, PH. D. [ ] STEVEN KRIEGSMAN

[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES

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Signature of Shareholder	Date:

2.	TO CONSIDER AND ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS IN PROPOSAL 1 AND WITH THE DISCRETION OF THE PROXY OR PROXIES ON ANY OTHER BUSINESS.

ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED, RECEIPT OF THE NOTICE OF ANNUAL MEETING, ANNUAL REPORT AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
[LOGO] BRADLEY PHARMACEUTICALS, INC.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS AUGUST 13, 2003

THE UNDERSIGNED HEREBY APPOINT(S) DANIEL GLASSMAN, PROXY FOR THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF BRADLEY PHARMACEUTICALS, INC. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT 383 ROUTE 46 WEST, FAIRFIELD, NEW JERSEY 07004, ON WEDNESDAY, AUGUST 13, 2003, AT 9:30 A.M., LOCAL TIME, AND AT ANY ADJOURNMENTS THEREOF, UPON THE MATTERS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, AS FOLLOWS:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

[LOGO] BRADLEY PHARMACEUTICALS, INC.

CLASS B COMMON STOCK

August 13, 2003

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

* Please detach along perforated line and mail in the envelope provided. *
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PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1.	ELECTION OF DIRECTORS:

HOLDERS OF CLASS B COMMON STOCK NOMINEES:
[ ]	FOR ALL NOMINEES	[ ] DANIEL GLASSMAN [ ] IRIS GLASSMAN [ ] ANDRE FEDIDA, M.D. [ ] MICHAEL BERNSTEIN [ ] DR. C. RALPH DANIEL, III

[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES

[ ]	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: |X|

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	[ ]

Signature of Shareholder	Date:

2.	TO CONSIDER AND ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS IN PROPOSAL 1 AND WITH THE DISCRETION OF THE PROXY OR PROXIES ON ANY OTHER BUSINESS.

ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED, RECEIPT OF THE NOTICE OF ANNUAL MEETING, ANNUAL REPORT AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CLASS B COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
[LOGO] BRADLEY PHARMACEUTICALS, INC.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS AUGUST 13, 2003

THE UNDERSIGNED HEREBY APPOINT(S) DANIEL GLASSMAN, PROXY FOR THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL SHARES OF CLASS B COMMON STOCK, $.01 PAR VALUE PER SHARE, OF BRADLEY PHARMACEUTICALS, INC. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT 383 ROUTE 46 WEST, FAIRFIELD, NEW JERSEY 07004, ON WEDNESDAY, AUGUST 13, 2003, AT 9:30 A.M., LOCAL TIME, AND AT ANY ADJOURNMENTS THEREOF, UPON THE MATTERS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, AS FOLLOWS:

(Continued and to be signed on the reverse side)